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                                                                 EXHIBIT 10.2(b)


                             RELEASE OF ALL CLAIMS



     FOR AND IN CONSIDERATION of Mutual Releases of all claims hereby acknowledged, the undersigned being of lawful age, do for Genesis Residential Healthcare, (A California Corporation) Inc., and E-Net Financial Corporation, (A Nevada Corporation) each officer and director as agents and individuals, heirs, executors, administrators and assigns, hereby fully release, acquit and forever discharge each Corporation, their attorneys, counselors at law, officers and directors, agents, insurance companies and corporations, from any and all actions, causes of action, claims, demands, damages, costs, loss of services, expenses, compensation, and unknown potential future damages or injuries resulting from or to result from or by reason of any acts or omissions on the part of said Releases occurring at any time prior hereto.

     It is understood and agreed that all rights under Section 1542 of the Civil Code California which provides as follows:

            "CERTAIN CLAIMS NOT AFFECTED BY GENERAL RELEASE... . .A GENERAL
          RELEASE DOES NOT EXTEND TO CLAIMS WHICH THE CREDITOR DOES NOT KNOW OR SUSPECT TO EXIST IN HIS FAVOR AT THE TIME OF EXECUTING THE RELEASE. WHICH IF KNOWN BY HIM MUST HAVE MATERIALLY AFFECTED HIS SETTLEMENT WITH THE DEBTOR" are hereby EXPRESSLY WAIVED.

     We hereby declare and represent that any damages sustained are uncertain and indefinite, and in making this Release and Agreement, it is understood and agreed that we rely wholly upon our judgement, belief and knowledge of the nature and extent of said damage, if any and that we have not been influenced to any extent whatsoever in making this Release by any representations or statements regarding said damages, or regarding any other matters, made by the Releases or by any person or persons representing them.


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     We hereby declare and represent that the undersigned is executing this release after having been recommended to and had an opportunity to receive full legal advice as to our rights from legal counsel.

     This Release contains the ENTIRE AGREEMENT and understanding concerning the subject matter between the parties and supersedes and replaces all prior negotiations and proposed agreements, written or oral. Each of the parties hereto acknowledges that: no other party has made any promise, representation or warranty whatsoever, express or implied, not contained herein, concerning the subject matter hereof, to induce them to execute this Release in reliance thereon.



Genesis Residential Healthcare, Inc.


Dated 12/2/99                           By: /s/ William W. Ashby
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                                            Releaser

e-Net Financial Corporation

Dated 12/2/99                           By: /s/ Michael P. Roth
      ---------                             -----------------------
                                            Releaser